UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 24, 2004
                                                          -------------





                           BEVERLY ENTERPRISES, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                     1-9550                62-1691861
-------------------------------       -----------          ------------------
(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
        Incorporation)                File Number)         Identification No.)


          One Thousand Beverly Way
            Fort Smith, Arkansas                                 72919
     --------------------------------------                    ----------
    (Address of Principal Executive Offices)                   (Zip Code)


    Registrant's telephone number including area code      (479) 201-2000




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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.   REGULATION FD DISCLOSURE.

On June 24, 2004, Beverly Enterprises, Inc. issued a press release announcing the appointment of Martha Schram as Senior Vice President, and President of Aegis Therapies. Aegis provides physical, speech and occupational therapy to 367 Beverly nursing homes and 547 facilities operated by other care providers. Previously, Schram was Vice President of Aegis. She will report to Cindy Susienka, Executive Vice President of Beverly. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Exhibit 99.1* - Press Release of Beverly Enterprises, Inc. dated June 24, 2004.

*Furnished with this document

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 24, 2004.             BEVERLY ENTERPRISES, INC.


                                   By: /s/ PAMELA H. DANIELS
                                      -----------------------------------
                                   Name:   Pamela H. Daniels
                                   Title:  Senior Vice President, Controller and
                                           Chief Accounting Officer


                                       3

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                                  EXHIBIT INDEX

Exhibit No.   Exhibit
----------    -------
   99.1       Press Release of Beverly Enterprises, Inc. dated June 24, 2004